As filed with the Securities and Exchange Commission on March 31, 2003

Registration No. 333-104078

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

FORM S-8

REGISTRATION STATEMENT

Under

The Securities Act of 1933

EQUINIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	77-0487526
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

301 Velocity Way, Fifth Floor

Foster City, California 94404

(Address of principal executive offices) (Zip Code)

EQUINIX, INC.

2000 Equity Incentive Plan

2000 Director Option Plan

Employee Stock Purchase Plan

(Full title of the Plans)

RENEE F. LANAM

Chief Financial Officer and Secretary

EQUINIX, INC.

301 Velocity Way, Fifth Floor

Foster City, California 94404

(Name and address of agent for service)

(650) 513-7000

(Telephone number, including area code, of agent for service)

This Post-Effective Amendment No. 1 to the Registration Statement shall hereafter become effective in accordance with the provisions of Section 8(c) of the Securities Act of 1933, as amended.

PART II

Information Required in the Registration Statement

Item 3.    Exhibits

Exhibit Number	Exhibit
4*

Instrument Defining Rights of Stockholders. Reference is made to Equinix, Inc.’s Registration Statement No. 000-31293 on Form 8-A, which is incorporated herein by reference under Item 3(b) of this Registration Statement.

5*	Opinion and consent of Equinix, Inc. General Counsel.

23.1*	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

23.2*	Consent of Equinix, Inc. General Counsel is contained in Exhibit 5.

23.3	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

24*	Power of Attorney. Reference is made to page II-4 of this Registration Statement.

*  Incorporated by reference to Registration Statement No. 333-104078 on Form S-8 filed with the SEC on March 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Foster City, State of California on this 31st day of March, 2003.

EQUINIX, INC.

By:	/S/ RENEE F. LANAM

Renee F. Lanam Chief Financial Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ PETER F. VAN CAMP*	Chief Executive Officer and Director (Principal Executive Officer)	March 31, 2003

Peter F. Van Camp

/S/ RENEE F. LANAM	Chief Financial Officer and Secretary (Principle Financial Officer)	March 31, 2003

Renee F. Lanam

/S/ KEITH D. TAYLOR*	Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	March 31, 2003

Keith D. Taylor

Chairman of the Board

Lee Theng Kiat

/S/ SCOTT KRIENS*	Director	March 31, 2003

Scott Kriens

/S/ ANDREW S. RACHLEFF*	Director	March 31, 2003

Andrew S. Rachleff

/S/ MICHELANGELO VOLPI*	Director	March 31, 2003

Signature	Title	Date
Michelangelo Volpi

Director

Jean F.H.P. Mandeville

Director

Steven Poy Eng

/S/ HARRY F. HOPPER III*	Director	March 31, 2003

Harry F. Hopper III

*By:	/S/ RENEE F. LANAM	March 31, 2003

Renee F. Lanam Attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Exhibit
4*

Instrument Defining Rights of Stockholders. Reference is made to Equinix, Inc.’s Registration Statement No. 000-31293 on Form 8-A, which is incorporated herein by reference under Item 3(b) of this Registration Statement.

5*	Opinion and consent of Equinix, Inc. General Counsel.

23.1*	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

23.2*	Consent of Equinix, Inc. General Counsel is contained in Exhibit 5.

23.3	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

24*	Power of Attorney. Reference is made to page II-4 of this Registration Statement.

*  Incorporated by reference to Registration Statement No. 333-104078 on Form S-8 filed with the SEC on March 27, 2003.